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                        NATIONWIDE SEPARATE ACCOUNT TRUST
                         o  TOTAL RETURN FUND
                         o  CAPITAL APPRECIATION FUND
                         o  GOVERNMENT BOND FUND
                         o  MONEY MARKET FUND

                   Prospectus Supplement dated March 31, 2000
          to Prospectus dated May 1, 1999 (as amended on July 1, 1999)


The disclosure on pages 17 and 18 of the above noted prospectus is hereby amended to reflect that:

Effective March 31, 2000, Charles Bath will begin managing the Total Return Fund. Mr. Bath is also the Portfolio Manager of the Nationwide Fund, which he has managed since 1985, and he managed the Capital Appreciation Fund from 1992 to March 31, 2000. Mr. Bath has been with Villanova Mutual Fund Capital Trust ("Villanova Capital") and/or its predecessors since 1985.

Also effective March 31, 2000, the portfolio manager for the Capital Appreciation Fund will be Christopher Baggini. Mr. Baggini joined Villanova Capital in March 2000. Prior to joining Villanova Capital, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.